UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): MARCH 15, 2005



                      INSIGHT COMMUNICATIONS COMPANY, INC.
             (Exact name of Registrant as specified in its charter)


       DELAWARE                        0-26677                   13-4053502
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 810 7TH AVENUE
                            NEW YORK, NEW YORK 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 15, 2005,  we entered into a Restricted  Shares  Cancellation  and
Deferred Stock Award Agreement with each of John Abbot, our Senior Vice President and Chief Financial Officer, and Dinesh C. Jain, our Executive Vice President and Chief Operating Officer. Pursuant to each such agreement, Messrs. Abbot and Jain each surrendered to us for cancellation shares of our restricted common stock and was granted a like number of our deferred stock units. The vesting schedule of the deferred stock units mirrors the remaining vesting schedule of the surrendered shares of restricted common stock.

     Mr. Abbot surrendered 60,000 shares of restricted common stock and was granted 60,000 deferred stock units. The deferred stock units will vest in four equal installments on each March 1 beginning on March 1, 2006, provided Mr. Abbot is still an employee of ours on the respective vesting date. Mr. Jain surrendered 104,000 shares of restricted common stock and was granted 104,000 deferred stock units. The deferred stock units will vest in accordance with the following schedule: 27,000 units will vest on each of November 15, 2005 and November 15, 2006 and 25,000 units will vest on each of November 15, 2007 and November 15, 2008, provided Mr. Jain is still an employee of ours on the respective vesting date.

     In  addition,  on  March  15,  2005,  we  entered  into  Restricted  Shares
Cancellation and Deferred Stock Award Agreements with five non-executive employees of ours pursuant to which the employees surrendered to us for cancellation an aggregate of 37,500 shares of our restricted common stock and were granted an aggregate of 37,500 of our deferred stock units.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:

    EXHIBIT NO.     DESCRIPTION

        10.1        Restricted  Shares  Cancellation  and  Deferred  Stock Award
                         Agreement, dated as of March 15, 2005, between Insight Communications Company, Inc. and John Abbot

        10.2        Restricted  Shares  Cancellation  and  Deferred  Stock Award
                         Agreement, dated as of March 15, 2005, between Insight Communications Company, Inc. and Dinesh C. Jain

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INSIGHT COMMUNICATIONS COMPANY, INC.



Dated: March 18, 2005                      By:  /s/ Elliot Brecher
                                              --------------------------------
                                                ELLIOT BRECHER
                                                Senior Vice President
                                                   and General Counsel